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		      SECURITIES AND EXCHANGE COMMISSION
			  Washington, D. C.   20549


				  FORM 8-K


				CURRENT REPORT

		      Pursuant to Section 13 or 15(d) of
		      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  September 15, 1998
						  ------------------

Commission File Number 0-5544

			   OHIO CASUALTY CORPORATION
	    (Exact name of registrant as specified in its charter)

				     OHIO
	(State or other jurisdiction of incorporation or organization)

				  31-0783294
		     (I.R.S. Employer Identification No.)

		    136 North Third Street, Hamilton, Ohio
		   (Address of principal executive offices)

				    45025
				 (Zip Code)

			       (513) 867-3000
		      (Registrant's telephone number)

			       Not Applicable
	(Former name or former address, if changed since last report)













			      Exhibit Index - Page 4

				Page 1 of 4 Pages
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ITEM 5.  Other Events
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	     On September 15, 1998, Ohio Casualty Corporation (the
	 "Corporation") announced that pending regulatory approvals, its subsidiary, The Ohio Casualty Insurance Company, will acquire substantially all of the commercial lines division of Great American Insurance Company, an insurance subsidiary of the American Financial Group, Inc.

	     A copy of the press release issued by Ohio Casualty
	 Corporation on September 15, 1998, announcing the acquisition is attached hereto as Exhibit 99.3 and is incorporated herein by reference.
















				  Page 2 of 4 Pages
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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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	     Exhibits

	       99.3 Press Release dated September 15, 1998, announcing the acquisition of Great American's Commercial Lines Division.



















				     SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




					      OHIO CASUALTY CORPORATION
					      -----------------------------
						      (Registrant)




September 15, 1998                            /s/ Barry S. Porter
					      ------------------------------
					      Barry S. Porter, CFO/Treasurer
					     (on behalf of Registrant and
					      as Principal Accounting Officer)





			      Page 3 of 4 Pages
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				EXHIBIT INDEX

			  Current Report on Form 8-K
			   Dated September 15, 1998

			   Ohio Casualty Corporation

Exhibit No.       Description
-----------       -----------
  99.3            Press release dated September 15, 1998, announcing the
		  acquisition of Great American Commercial Lines Division.
















				Page 4 of 4 Pages